UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported): April 22, 2009


                           NEWMARKET TECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)


             Nevada                  000-27917                65-0729900
----------------------------   --------------------    -------------------------
(State or other jurisdiction     (Commission File        (IRS Employer Identifi
      of incorporation)               Number)               -cation Number)


              14860 Montfort Drive, Suite 210, Dallas, Texas 75254
              ----------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)


                                 (972) 386-3372
               Registrant's telephone number, including area code


                         ------------------------------
          (Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)


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                SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On April 28, 2009, NewMarket Technology, Inc. (the "Company") entered into a Debt Restructure and Equity Reorganization Comprehensive Agreement ("Debt
Restructure") with Green Shield Management Company ("Green Shield"), and ES Horizon, Inc. ("ES Horizon").

Green  Shield   currently  holds  $1,250,000  in  notes   participation   ("Note
Participation") with Valens Offshore Fund and Valens SPV. This $1,250,000 debt has a due date of November 10, 2010.

As part of the Debt Restructure, Green Shield has agreed to convert $750,000 of the Note Participation into 750 shares of the Company's Series J Preferred Stock. In addition, the Debt Restructure requires the Company to authorize and issue a super majority voting Series K Preferred Stock. (Both series of preferred shares are disclosed in greater detail in Item 3.01 and Item 3.03, below.)

Further, Green Shield has agreed to sell $500,000 of the Note Participation to ES Horizon. As part of the transaction, ES Horizon has agreed to convert the $500,000 of Note Participation into 5,000 shares of the Company's super majority voting Series K Preferred Stock. ES Horizon is a Nevada corporation, of which the Company's President and Chief Executive Officer, Mr. Philip Verges, is a 99% owner. Green Shield is not an affiliate (as defined in Rule 144 under the Securities Act of 1933, as amended) of either ES Horizon or of the Company.

Both Green Shield and ES Horizon have waived any rights to and forgiven any unpaid interest, fees or penalties that may be due under the Note Participation.

In addition, Green Shield owns shares of the Company's various series of Preferred Stock as follows:

                  Series F Preferred Stock           225 Shares
                  Series H Preferred Stock           541 Shares
                  Series I Preferred Stock           835 Shares

As part of the Debt Restructure, the Company has agreed to issue to Green Shield 1,601 shares of its Series J Preferred Stock in exchange for the cancellation of the Series F , H and I Preferred Stock. At the close of the transaction, Green Shield will hold 2,351 shares of the Company's Series J Preferred Stock.

                   SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02  UNREGISTERED SALES OF SECURITIES

Series J Preferred Shares

In conjunction with the Debt Restructure discussed above, the Company, on April 22, 2009, authorized and designated a Series J Preferred Stock. On April 28, 2009, the Company filed an Amended Certificate of Designation with the Secretary of State of Nevada, to clarify terms of the Series J Preferred Stock The Certification of Designation provides for 5,000 shares of its authorized preferred shares to be designated as Series J Preferred Stock. The Company has issued 2,351 shares of the Series J Preferred Stock to Green Shield in exchange for cancellation of the $750,000 of Note Participation debt and the cancellation of the shares of the Company's Series F, H and I Preferred Stock held by Green Shield.

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The Series J  Preferred  Stock has a par value of $0.001  and a deemed  purchase price of $1,000 per share. The Series J Preferred Stock ranks superior to all other outstanding classes of outstanding preferred stock or series of capital stock. The Series J Preferred shares bear a cumulative dividend of 8% per annum payable annually in cash of common stock of the Company, $.001 par value per share ("Common Stock").

The Series J Preferred Stock is convertible into shares of the Company's Common Stock. The holder of the Series J Preferred Stock has or will have a right to convert into shares of Common Stock. The Series J Preferred Stock converts into Common Stock as follows:

                  $1,000.00 per share of Series J Preferred Stock being converted, plus the dollar amount of all accrued and unpaid dividends thereon, divided by 100% of the volume weighted average of the closing bid prices per share of the Company's Common Stock on the exchange on which the Company's common stock then trades, for the ten (10) trading days prior to the Conversion Date.


Series K Preferred Shares

As part of the Debt Restructure discussed above, the Company, on April 22, 2009, authorized and designated a Series K Preferred Stock. On April 28, 2009, the Company filed an Amended Certificate of Designation with the Secretary of State of Nevada, to clarify terms of the Series K Preferred Stock. The Certification of Designation provides for 5,000 shares of its authorized preferred shares to be designated as Series K Preferred Stock. The Company has issued 5,000 shares of the Series K Preferred Stock to ES Horizon in exchange for cancellation of the $500,000 of Note Participation debt.

The Series K Preferred Stock has a par value of $0.001 and does not bear a dividend or a have a liquidation preference or any conversion rights.

The Series K Preferred Stock provides the holder of the shares a right to vote in any matters with the holders the Common Stock voting together as one class. The 5,000 shares of Series K Preferred Shares have a number of votes equal to the number of shares of Common Stock that is not less than 51% of the vote required to approve any action.

In addition, as long as the Series K Preferred Stock is outstanding, the Company cannot without the holders' change or alter the rights of the Series K Preferred Stock as to adversely affect the Series K Preferred Stock and create any new class or series of stock with preferences over the Series K Preferred Stock with respect to distributions or authorized numbers of prior preferred series.

ES Horizon is a Nevada corporation, of which the Company's President and Chief Executive Officer, Mr. Philip Verges, is a 99% owner. Prior to this issuance of the Series K Preferred Stock, ES Horizon directly held no shares of the Company's Common Stock. Mr. Verges beneficially owns 23 million shares of the Company's common stock.

Item 3.03  Material Modification To Rights Of Security Holders.

On April 22, 2009, the Company filed a Certificate of Designation for its Series K Preferred Stock. The Certification of Designation provides for 5,000 shares of its authorized preferred shares to be designated as Series K Preferred Stock. On April 24, 2009, the Company filed an Amended Certificate of Designation with the

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Secretary of State of Nevada,  to clarify terms of the Series K Preferred Stock.
The Company has issued 5,000 shares of the Series K Preferred Stock to ES Horizon in exchange for cancellation of the $500,000 of Note Participation debt.

The Series K Preferred Stock has a par value of $0.001 and does not bear a dividend or a have a liquidation preference or any conversion rights.

The Series K Preferred Stock provides the holder of the shares a right to vote in any matters with the holders the Common Stock voting together as one class. The 5,000 shares of Series K Preferred Shares have a number of votes equal to the number of shares of Common Stock that is not less than 51% of the vote required to approve any action.

In addition, as long as the Series K Preferred Stock is outstanding, the Company cannot without the consent o the holders change or alter the rights of the Series K Preferred Stock as to adversely affect the Series K Preferred Stock and create any new class or series of stock with preferences over the Series K Preferred Stock with respect to distributions or authorized numbers of prior preferred series.

ES Horizon is a Nevada corporation, of which the Company's President and Chief Executive Officer, Mr. Philip Verges, is a 99% owner. Prior to this issuance of the Series K Preferred Stock, ES Horizon directly held no shares of the Company's Common Stock. Mr. Verges owns 23 million shares of the Company's common stock.


                        SECTION 5 - CORPORATE GOVERNANCE

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 22, 2009, the Company filed Certificates of Designations to amend its Articles of Incorporation with the Secretary of State of Nevada, for the creation of a Series J and Series K Preferred Stock, as discussed in Items 3.01 and Item 3.30 of Section 3.


                  SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit No.      Description

10.1           Debt   Restructure   and  Equity   Reorganization   Comprehensive
               Agreement, dated April 28, 2009

4.1 Amended Certificate of Designation of Series J Preferred Stock of NewMarket Technology, Inc., dated April 28, 2009

4.2 Amended Certificate of Designation of Series K Preferred Stock of NewMarket Technology, Inc., dated April 28, 2009



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                     NEWMARKET TECHNOLOGY, INC.



                                     By: /s/ Philip J. Rauch
                                         ----------------------------------
                                         Philip J. Rauch,
                                           Chief Financial Officer


                                     Date: April 29, 2009

















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